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                                                                     EXHIBIT 23b

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
ESCO Technologies Inc.:

We consent to the use of our report incorporated herein by reference.



/s/  KPMG LLP
---------------------------------
St. Louis, Missouri
April 1, 2002


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